                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


Available Amount to Note Holders:                                                         5,173,444.44

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                732,061.64
          (b) Servicer Fees from current and prior Collection Period                         38,693.96
          (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)      Current and unpaid Back-up Servicing Fees                                           1,547.76
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                       9,824.01
          Adjustment to prior month premium amount                                                  --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                   --
          Adjustment to prior month Class A-1 Note Interest                                         --
          Class A-2 Note Interest                                                                   --
          Class A-3 Note Interest                                                           243,246.08
          Class A-4 Note Interest                                                           202,342.75
(ix)      Class B-1 Note Interest                                                            10,502.84
(x)       Letter of Credit Bank Fee and unpaid amounts                                          839.01
(xi)      Class B-2 Note Interest                                                             9,839.26
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                   --
          Class A-2 Principal Distribution Amount                                                   --
          Class A-3 Principal Distribution Amount                                         3,673,970.45
          Class A-4 Principal Distribution Amount                                                   --
(xiii)    Note Insuer Reimbursement Amount                                                          --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      79,868.92
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      79,868.92
(xvi)     Letter of Credit Reimbursement Amount                                                     --
(xvii)    Class B-3 Note Interest                                                            10,678.27
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      79,868.92
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)      Letter of Credit Additional Reimbursement Amount                                          --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


(xxii)    Remaining Amount to Residual Holder                                                       --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                        --
          Class A-2 additional Principal Distribution Amount                                        --
          Class A-3 additional Principal Distribution Amount                                        --
          Class A-4 additional Principal Distribution Amount                                        --
          Class B-1 additional Principal Distribution Amount                                        --
          Class B-2 additional Principal Distribution Amount                                        --
          Class B-3 additional Principal Distribution Amount                                        --


          Reviewed By:



          ---------------------------------------------------------------------
          E. ROGER GEBHART
          EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2000




                       Initial        Beginning          Base         Additional       Total           Ending           Ending
                      Principal       Principal       Principal       Principal      Principal        Principal       Certificate
    Class              Balance         Balance       Distribution    Distribution   Distribution       Balance          Factor
 -------------     ---------------  --------------  ---------------  ------------  ---------------  --------------   -------------
 Class A-1           32,998,000.00              --               --            --               --              --       0.0000000
 Class A-2           85,479,000.00              --               --            --               --              --       0.0000000
 Class A-3           51,527,000.00   45,967,762.46     3,673,970.45            --     3,673,970.45   42,293,792.01       0.8208084
 Class A-4           38,238,000.00   38,238,000.00               --            --               --   38,238,000.00       1.0000000
                   ---------------  --------------  ---------------  ------------  ---------------  --------------   -------------
 Total Class A      208,242,000.00   84,205,762.46     3,673,970.45            --     3,673,970.45   80,531,792.01       0.3867221
 Class B-1            4,527,000.00    1,830,560.06        79,868.92            --        79,868.92    1,750,691.13       0.3867221
 Class B-2            4,527,000.00    1,830,560.06        79,868.92            --        79,868.92    1,750,691.13       0.3867221
 Class B-3            4,527,000.00    1,830,560.06        79,868.92            --        79,868.92    1,750,691.14       0.3867221
                   ---------------  --------------  ---------------  ------------  ---------------  --------------
 Total              221,823,000.00   89,697,442.63     3,913,577.21            --     3,913,577.21   85,783,865.42

ADCPB at end of Collection Period                                                                    88,872,049.86
                                                                                                    --------------
Excess of ending ADCPB over ending note balance                                                       3,088,184.44
Floor                                                                                                 4,527,025.86
                                                                                                    --------------
Difference                                                                                           (1,438,841.42)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2000                                    2,510,712.91
     Investment earnings on amounts in Collection Account                                      8,876.33
     Payments due Collection Account from last 3 business days of Collection Period          718,594.24
     Additional contribution for terminated trade-ups and rebooked leases                     65,891.08
     Servicer Advance on current Determination Date                                        1,869,369.88
                                                                                         --------------
     Available Funds on Payment Date                                                       5,173,444.44
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  5,173,444.44
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  5,173,444.44
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      732,061.64
     Unreimbursed Servicer Advances paid                                                     732,061.64
                                                                                         --------------
     Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,441,382.80
SERVICER FEES
     Servicer Fees due                                                                        38,693.96
     Servicer Fees paid                                                                       38,693.96
                                                                                         --------------
     Servicer Fees remaining unpaid                                                                  --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,402,688.84
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,402,688.84
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                 1,547.76
     Back-up Servicer Fees paid                                                                1,547.76
                                                                                         --------------
     Back-up Servicer Fees remaining unpaid                                                          --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,401,141.09
PREMIUM AMOUNT
     Premium Amount due                                                                        9,824.01
     Premium Amount paid                                                                       9,824.01
                                                                                         --------------
     Premium Amount remaining unpaid                                                                 --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,391,317.08
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   291.67
     Indenture Trustee Fee paid                                                                  291.67
                                                                                         --------------
     Indenture Trustee Fee remaining unpaid                                                          --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  4,391,025.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                         --------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                         --------------
     Indenture Trustee Expenses unpaid                                                               --

REMAINING AVAILABLE FUNDS                                                                  4,391,025.41
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                         --
     Class A-2 Note Interest                                                                         --
     Class A-3 Note Interest                                                                 243,246.08
     Class A-4 Note Interest                                                                 202,342.75
                                                                                         --------------
     Total Class A Interest due                                                              445,588.83
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  3,945,436.58
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                              10,502.84
     Class B-1 Note Interest paid                                                             10,502.84
                                                                                         --------------
     Class B-1 Note Interest remaining unpaid                                                        --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  3,934,933.74
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                               839.01
     Letter of Credit Bank Fee paid                                                              839.01
                                                                                         --------------
     Letter of Credit Bank Fee remaining unpaid                                                      --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  3,934,094.74
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                               9,839.26
     Class B-2 Note Interest paid                                                              9,839.26
                                                                                         --------------
     Class B-2 Note Interest remaining unpaid                                                        --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  3,924,255.48
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        3,673,970.45
     Class A Note Principal Balance as of preceding Payment Date                          84,205,762.46
                                                                                         --------------
     Class A Base Principal Distribution Amount paid                                       3,673,970.45
                                                                                         --------------
     Class A Base Principal Distribution Amount remaining unpaid                                     --

     Class A-1 Note Principal Balance as of preceding Payment Date                                   --
     Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                         --------------

     Remaining Class A Base Principal Distribution Amount                                  3,673,970.45
                                                                                         --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                                   --
     Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                  3,673,970.45
                                                                                         --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                        45,967,762.46
     Class A-3 Base Principal Distribution Amount paid                                     3,673,970.45
                                                                                         --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                  42,293,792.01

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                         --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                        38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

REMAINING AVAILABLE FUNDS                                                                    250,285.03

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                            --
     Note Insuer Reimbursement Amount paid                                                           --
                                                                                         --------------
     Note Insuer Reimbursement Amount remaining unpaid                                               --
REMAINING AVAILABLE FUNDS                                                                    250,285.03

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                         1,830,560.06
     Class B-1 Base Principal Distribution due                                                79,868.92
     Class B-1 Base Principal Distribution paid                                               79,868.92
                                                                                         --------------
     Class B-1 Base Principal Distribution remaining unpaid                                          --
     Class B-1 Note Principal Balance after distribution on Payment Date                   1,750,691.13

REMAINING AVAILABLE FUNDS                                                                    170,416.11

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                         1,830,560.06
     Class B-2 Base Principal Distribution due                                                79,868.92
     Class B-2 Base Principal Distribution paid                                               79,868.92
                                                                                         --------------
     Class B-2 Base Principal Distribution remaining unpaid                                          --
     Class B-2 Note Principal Balance after distribution on Payment Date                   1,750,691.13

REMAINING AVAILABLE FUNDS                                                                     90,547.19

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                       --
     Letter of Credit Reimbursement Amount paid                                                      --
                                                                                         --------------
     Letter of Credit Reimbursement Amount remaining unpaid                                          --
REMAINING AVAILABLE FUNDS                                                                     90,547.19
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                              10,678.27
     Class B-3 Note Interest paid                                                             10,678.27
                                                                                         --------------
     Class B-3 Note Interest remaining unpaid                                                        --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                     79,868.92

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                         1,830,560.06
     Class B-3 Base Principal Distribution due                                                79,868.92
     Class B-3 Base Principal Distribution paid                                               79,868.92
                                                                                         --------------
     Class B-3 Base Principal Distribution remaining unpaid                                        0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                   1,750,691.14

REMAINING AVAILABLE FUNDS                                                                            --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                         --------------
     Remaining Indenture Trustee Expenses unpaid                                                     --
REMAINING AVAILABLE FUNDS                                                                            --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                            --
     Additional Letter of Credit Reimbursement Amount paid                                           --
                                                                                         --------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                               --
REMAINING AVAILABLE FUNDS                                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                        --
     Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                         --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
REMAINING AVAILABLE FUNDS                                                                            --

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                     1,438,841.42


AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                            --

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       --
     Adjusted Principal Distribution Sharing Ratio                                               93.878%
                                                                                         --------------
     Additional Principal Distribution to Class A                                                    --

     Class A Note Principal Balance after payment above                                   80,531,792.01
                                                                                         --------------
     Class A additional Principal Distribution Amount paid                                           --
                                                                                         --------------
     Excess cash after payment of additional Class A Principal Distribution                          --

     Class A-1 Note Principal Balance after payment above                                            --
     Class A-1 additional Principal Distribution Amount paid                                         --
                                                                                         --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                         --------------

     Remaining Class A additional Principal Distribution Amount                                      --
                                                                                         --------------

     Class A-2 Note Principal Balance after payment above                                            --
     Class A-2 additional Principal Distribution Amount paid                                         --
                                                                                         --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A additional Principal Distribution Amount                                      --
                                                                                         --------------

     Class A-3 Note Principal Balance after payment above                                 42,293,792.01
     Class A-3 additional Principal Distribution Amount paid                                         --
                                                                                         --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                  42,293,792.01

     Remaining Class A additional Principal Distribution Amount                                      --
                                                                                         --------------

     Class A-4 Note Principal Balance after payment above                                 38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                         --
                                                                                         --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       --
     Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                         --------------
     Additional Principal Distribution to Class B-1                                                  --

     Class B-1 Note Principal Balance after payment above                                  1,750,691.13
     Class B-1 additional Principal Distribution paid                                                --
                                                                                         --------------
     Class B-1 Note Principal Balance after distribution on Payment Date                   1,750,691.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       --
     Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                         --------------
     Additional Principal Distribution to Class B-2                                                  --

     Class B-2 Note Principal Balance after payment above                                  1,750,691.13
     Class B-2 additional Principal Distribution paid                                                --
                                                                                         --------------
     Class B-2 Note Principal Balance after distribution on Payment Date                   1,750,691.13

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       --
     Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                         --------------
     Additional Principal Distribution to Class B-3                                                  --

     Class B-3 Note Principal Balance after payment above                                  1,750,691.14
     Class B-3 additional Principal Distribution paid                                                --
                                                                                         --------------
     Class B-3 Note Principal Balance after distribution on Payment Date                   1,750,691.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  92,865,495.99
      ADCPB, end of Collection Period                                        88,872,049.86
                                                                            --------------
      Base Principal Amount                                                   3,993,446.14

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         2,455,009.98
      Servicing Advances collected during the current Collection Period       1,722,948.34
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date          732,061.64

CALCULATION OF INTEREST DUE

                   Beginning                        Current                      Total
                   Principal         Interest       Interest     Overdue        Interest
  Class             Balance            Rate           Due        Interest         Due
---------       --------------    -------------   -----------   ----------    ------------
Class A-1                   --           5.7325%           --           --              --
Class A-2                   --           6.3500%           --           --              --
Class A-3        45,967,762.46           6.3500%   243,246.08           --      243,246.08
Class A-4        38,238,000.00           6.3500%   202,342.75           --      202,342.75
Class B-1         1,830,560.06           6.8850%    10,502.84           --       10,502.84
Class B-2         1,830,560.06           6.4500%     9,839.26           --        9,839.26
Class B-3         1,830,560.06           7.0000%    10,678.27           --       10,678.27
                --------------                    -----------   ----------    ------------
                 89,697,442.63           6.3762%   476,609.19           --      476,609.19

CALCULATION OF PRINCIPAL DUE

                 Base            Base                         Total
               Principal       Principal      Overdue       Principal
  Class       Amount Pct.       Amount       Principal         Due
---------    -------------   -------------  -----------   -------------
Class A               92.0%   3,673,970.45           --    3,673,970.45
Class B-1              2.0%      79,868.92           --       79,868.92
Class B-2              2.0%      79,868.92           --       79,868.92
Class B-3              2.0%      79,868.92           --       79,868.92
                             -------------  -----------   -------------
                              3,913,577.21           --    3,913,577.21


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date        92,865,495.99
      Servicer Fee Rate                                     0.500%
      One-twelfth                                            1/12
                                                   --------------
      Servicer Fee due current period                   38,693.96
      Prior Servicer Fee arrearage                             --
                                                   --------------
      Servicer Fee due                                  38,693.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 92,865,495.99
      Back-up Servicer Fee Rate                                                                      0.020%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Back-up Servicer Fee due Current Period                                                     1,547.76
      less overpayment from prior period                                                                --
      Prior Back-up Servicer Fee Arrearage                                                              --
                                                                                            --------------
      Back-up Servicer Fee due                                                                    1,547.76

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             84,205,762.46
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Premium Amount due Current Period                                                           9,824.01
      Prior Premium Amount arrearage                                                                    --
                                                                                            --------------
      Total Premium Amount due                                                                    9,824.01

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                      291.67
      Prior Indenture Trustee Fee arrearage                                                             --
                                                                                            --------------
      Total Indenture Trustee Fee due                                                               291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)         1,830,560.06
      Letter of Credit Bank Fee Rate                                                                  0.55%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Letter of Credit Bank Fee due Current Period                                                  839.01
      Letter of Credit Bank Fee arrearage                                                               --
                                                                                            --------------
      Total Letter of Credit Bank Fee arrearage due                                                 839.01

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                          --
      Prior Letter of Credit Reimbursement Amount arrearage                                             --
                                                                                            --------------
      Total Letter of Credit Reimbursement Amount due                                                   --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                    --
      Prior Indenture Trustee Expenses arrearage                                                        --
                                                                                            --------------
      Total Indenture Trustee Expenses due                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                               --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                  --
                                                                                           ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                             --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                            --
                                                                                           ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                        --

FLOOR CALCULATION
      Initial ADCPB                                                                         226,351,292.85
      Floor percent                                                                                   2.00%
                                                                                           ---------------
      Floor                                                                                   4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                             88,872,049.86

      Aggregate Note Balances prior to any payment on current Payment Date                   89,697,442.63
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                 3,673,970.45
      Class B-1                                                                                  79,868.92
      Class B-2                                                                                  79,868.92
      Class B-3                                                                                  79,868.92
                                                                                           ---------------
      Total Base Principal Amount distributions on current payment date                       3,913,577.21
                                                                                           ---------------
      Aggregate Note Balance after payment of Base Principal Amount                          85,783,865.42
                                                                                           ---------------
      Excess of ADCPB over Ending Note Balances                                               3,088,184.44

      Difference between excess and floor                                                     1,438,841.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000





RESTRICTING EVENT DETERMINATION:

                                                                                           Yes/No
                                                                                           ------
     A) Event of Servicer Termination (Yes/No)                                               No
     B) Note Insuer has Made a Payment (Yes/No)                                              No
     C) Gross Charge Off Event has Occurred (Yes/No)                                         No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                           Yes/No
                                                                                           ------
     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                    No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                  Event                                       Yes/No
     ---------                                 ------                                      ------
     6.01(i)     Failure to make payment required                                             No
     6.01(ii)    Failure to submit Monthly Statement                                          No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                          No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                           No
     6.01(vi)    Order of judgement in excess of $500,000                                     No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                        No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                    No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                No